UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2026
___________________________________
Redwire Corporation
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of Incorporation or Organization)	001-39733 (Commission File Number)	88-1818410 (IRS Employer Identification No.)
1000 Riverside Avenue, Suite 600 Jacksonville, Florida	32204
(Address of principal executive offices)	(Zip Code)
(650) 701-7722
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
__________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.
On November 4, 2026, Redwire Corporation (the “Company”) issued a press release announcing its results of operations for the three and nine months ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 2.02 of this Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in each of Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing made by the Company or other document under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing or document, except as shall be expressly set forth by specific reference in any such filing or document.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Redwire Press Release dated November 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2026

Redwire Corporation

By:	/s/ Chris Edmunds
Name:	Chris Edmunds
Title:	Chief Financial Officer